Prospectus and Statement of Additional Information (SAI) Supplement Dated October 20, 2010*

Fund Name	Prospectus Form # (date)	SAI Form # (date)
Columbia Asia Pacific ex-Japan Fund	S-6532-99 (12/30/09)	S-6500-20 (9/27/10)
Columbia Asia Pacific ex-Japan Fund	S-6587-99 (9/27/10)	S-6500-20 (9/27/10)
Columbia Asia Pacific ex-Japan Fund	S-6588-99 (9/27/10)	S-6500-20 (9/27/10)

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds (the combined fund family), for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager and sponsor, the Board of Directors of Columbia Asia Pacific ex-Japan Fund (the Fund) approved, subject to approval by shareholders, an amended investment management services agreement (IMSA) that would eliminate the Fund’s performance incentive adjustment (PIA), which was designed to increase or decrease the Fund’s fees payable under its IMSA based upon the Fund’s performance measured over a rolling period against its reference performance index.

Most funds in the combined fund family do not currently have a PIA, and elimination of the PIA would be consistent with the implementation of standardized fee schedules for similar funds in the combined fund family, based on a consistent pricing model.

Furthermore, effective October 1, 2010, CMIA has agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate CMIA at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. Under the current IMSA, the Fund’s fees payable to CMIA may increase or decrease based on the PIA which is computed by comparing the Fund’s performance to the performance of the MSCI All Country Asia Pacific Ex-Japan Index, with a maximum allowable adjustment (increase or decrease) of 0.12% of the Fund’s average net assets on an annual basis.

The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

S-6532-3 A (10/10)

* Valid until next update.